UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2015 (November 9, 2015)

Tutor Perini Corporation

(Exact name of registrant as specified in its charter)

Massachusetts	1-6314	04-1717070
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

15901 Olden Street, Sylmar, California 91342-1093

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (818) 362-8391

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                        Results of Operations and Financial Condition

On November 9, 2015, Tutor Perini Corporation (the “Company”) conducted a conference call during which members of its senior management team discussed financial results for the third quarter ended September 30, 2015, a business update and certain other information.   On November 9, 2015, the Company received notice of an adverse ruling related to the Brightwater Matter litigation contingency, which the Company had previously disclosed in its financial statements filed with Securities and Exchange Commission on forms 10-K and 10-Q.  The Company is evaluating this ruling to determine the amount it needs to accrue for this non-cash charge as of September 30, 2015.  Due to the late nature of the notice, the Company was unable to complete its evaluation before the November 9, 2015 filing date for the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 (the “Form 10-Q”) and will file a Notification of Late Filing on Form 12b-25 today. The Company expects to file the Form 10-Q with the Securities and Exchange Commission on or before the fifth calendar day as described in Rule 12b-25 under the Securities Exchange Act of 1934, as amended.

A copy of the transcript of the conference call is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed filed for any purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filing.

The statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including without limitation, statements regarding the Company’s expectations, hopes, beliefs, intentions or strategies regarding the future and statements regarding future guidance or estimates and non-historical performance. These forward-looking statements are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. The Company’s expectations, beliefs and projections are expressed in good faith and the Company believes there is a reasonable basis for them. There can be no assurance that future developments affecting the Company will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the Company) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the Company’s ability to win new contracts and convert backlog into revenue; the Company’s ability to successfully and timely complete construction projects; the Company’s ability to realize the anticipated economic and business benefits of its acquisitions and its strategy to assemble and operate a Specialty Contractors business segment; the outcomes of pending or future litigation, arbitration or other dispute resolution proceedings and timing of related collections; the potential delay, suspension, termination, or reduction in scope of a construction project; the continuing validity of the underlying assumptions and estimates of total forecasted project revenue, costs and profits and project schedules; the availability of borrowed funds on terms acceptable to the Company; the ability to retain certain members of management; the ability to obtain surety bonds to secure its performance under certain construction contracts; possible labor disputes or work stoppages within the construction industry; changes in federal and state appropriations for infrastructure projects and the impact of changing economic conditions on federal, state and local funding for infrastructure projects; possible changes or developments in international or domestic political, social, economic, business, industry, market and regulatory conditions or circumstances; actions taken or not taken by third parties, including the Company’s customers, suppliers, business partners, and competitors and legislative, regulatory, judicial and other governmental authorities and officials; impact of inclement weather conditions on projects; and other risks and uncertainties discussed under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2014 filed with the Securities and Exchange Commission on February 26, 2015. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01.                                        Financial Statements and Exhibits

(d)                               Exhibits.

99.1                        Transcript of Tutor Perini Corporation Third Quarter Ended September 30, 2015 Earnings Conference Call on November 9, 2015 at 2:00pm PT.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tutor Perini Corporation

Dated: November 10, 2015	By:	/s/ Gary G. Smalley
Gary G. Smalley
Executive Vice President and Chief Financial Officer